Securities and Exchange Commission
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 21, 2003

                          JOS. A. BANK CLOTHIERS, INC.
                          ----------------------------
            (Exact name of registrant as specified in its character)

                  Delaware                              36-3189198
                  --------                              ----------
           (State of Incorporation)         (I.R.S. Employer Identification No.)

         500 Hanover Pike, Hampstead, MD                  21074
         -------------------------------                  -----
         (Address of principal executive offices)       (zip code)

                                 (410) 239-2700
                                 --------------
              (Registrant's telephone number, including area code)




ITEM 9. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On August 21, 2002, Jos. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced, among other things, certain results of operations for the quarter ended August 2, 2003. A copy of the Press Release is attached as Exhibit 99.1.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Jos. A. Bank Clothiers, Inc.
                                         (Registrant)

                                         By:   /s/ Robert N. Wildrick
                                         ------------------------------------
                                         Robert N. Wildrick
                                         Chief Executive Officer and Director

Dated:  August 21, 2003

EXHIBIT INDEX

Exhibit
Number              Description
-------             -----------
 99.1               JOS. A. BANK CLOTHIERS MORE THAN DOUBLES EARNINGS
                     Management Increases Earnings Guidance For Full Fiscal Year